UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

Office Properties Income Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we,” “us,” “our” and “the Company” refer to Office Properties Income Trust.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of David M. Blackman

As previously reported, David M. Blackman announced his decision to retire and therefore resign as one of our Managing Trustees, which was effective on June 17, 2021.

Election of Jennifer B. Clark

Also on June 17, 2021, our Board of Trustees, pursuant to a recommendation of the Nominating and Governance Committee of our Board of Trustees, elected Jennifer B. Clark as the Managing Trustee of our Board of Trustees, effective immediately. Ms. Clark was elected to fill the vacancy caused by the resignation of David M. Blackman and to serve the remainder of the Mr. Blackman’s term as Managing Trustee. Ms. Clark will stand for election at our 2023 annual meeting of shareholders.

Ms. Clark, age 60, has been executive vice president, general counsel and secretary of RMR Inc. since shortly after its formation in 2015. Ms. Clark joined RMR LLC in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark also serves as an officer of ABP Trust, a director and secretary of Sonesta Holdco Corporation, and executive vice president, general counsel and secretary of Tremont Realty Advisors LLC. Ms. Clark serves as the secretary of each of the companies to which RMR LLC or its subsidiaries provide management services, including the Company. Ms. Clark also served as a managing trustee of RMR Mortgage Trust from 2019 to January 2021, chief legal officer of RMR Mortgage Trust from 2002 to January 2021 and as a managing trustee of Diversified Healthcare Trust from 2018 to June 2021. Ms. Clark also served as a director of RMR Advisors LLC from 2016 to 2021 when it merged with Tremont Realty Advisors LLC, as its president and chief executive officer from 2019 to 2021, and prior to that as its executive vice president and general counsel from October 2017 through December 2018 and as its secretary from 2004 to 2021, and as vice president and chief legal officer from 2007 through September 2017. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.

Ms. Clark has advised us that she has no arrangement or understanding with any other person pursuant to which she was appointed as our Managing Trustee and, except as set forth below, Ms. Clark has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Clark is not expected to be appointed to any committees of our Board of Trustees.

In accordance with our Trustee compensation arrangements, Ms. Clark will not be entitled to any cash compensation for her service as a Managing Trustee, but she will be entitled to receive awards of our common shares from time to time pursuant to our equity compensation plan at the discretion of the Compensation Committee of our Board of Trustees. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with RMR LLC, The RMR Group Inc., or RMR Inc., and others related to them. For example: we have no employees and the personnel and various services we require to operate our business are provided to us by RMR LLC pursuant to our business and property management agreements with RMR LLC; RMR Inc. is the managing member of RMR LLC; Adam Portnoy, the Chair of our Board of Trustees and one of our Managing Trustees, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., a managing director, the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC; Ms. Clark has the positions with RMR Inc., RMR LLC and ABP Trust noted above; David M. Blackman also served as an officer of RMR LLC until December 31, 2020 and has served, and will continue to serve until his retirement on June 30, 2021, as an employee of RMR LLC; and each of our other officers is also an officer and employee of RMR LLC. We have relationships and historical and continuing transactions with other companies to which RMR LLC or its subsidiaries provide management services and some of which have trustees, directors or officers who are also trustees, directors or officers of us, RMR LLC or RMR Inc. and some of our Trustees and officers serve as trustees, directors or officers of these companies.

For further information about these and other such relationships and related person transactions, please see our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), our definitive Proxy Statement for our 2021 Annual Meeting of Shareholders, and our other filings with the Securities and Exchange Commission (the “SEC”). In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. We may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on June 17, 2021, the Company’s shareholders voted on the election of William A. Lamkin as an Independent Trustee of the Board for a one-year term of office continuing until the Company’s 2022 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Lamkin received the following votes:

For	Withhold	Broker Non-Votes
34,982,538	1,431,136	5,623,822

The Company’s shareholders also voted on the election of Elena B. Poptodorova as an Independent Trustee of the Board for a one-year term of office continuing until the Company’s 2022 annual meeting of shareholders and until her successor is duly elected and qualifies. Ms. Poptodorova received the following votes:

For	Withhold	Broker Non-Votes
25,868,978	10,544,696	5,623,822

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the 2021 Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
33,971,739	2,277,071	164,864	5,623,822

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2021 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
41,605,496	337,464	94,536	N/A

The results reported above are final voting results.

Item 8.01.    Other Events.

Trustee Compensation

Also on June 17, 2021, the Company continued its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on June 17, 2021, the Company awarded each of the Company’s Trustees 3,500 Common Shares, valued at $29.88 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Summary of Trustee Compensation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

	By:	/s/ Matthew C. Brown
	Name:	Matthew C. Brown
	Title:	Chief Financial Officer and Treasurer

Date: June 18, 2021